EQ Advisors TrustSM

1290 VT SmartBeta Equity Portfolio – Class IB Shares

Supplement Dated November 20, 2018 to the Summary Prospectus May 1, 2018

This Supplement updates certain information contained in the Summary Prospectus of the 1290 VT SmartBeta Equity Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2018. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding portfolio managers changes with respect to the 1290 VT SmartBeta Equity Portfolio (the “Portfolio”):

Information Regarding

1290 VT SmartBeta Equity Portfolio

Kevin Chen no longer serves as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for the Portfolio.

References to Kevin Chen contained in the sections of the Summary Prospectus entitled “Who Manages the Portfolio — Sub-Adviser: AXA Rosenberg Investment Management, LLC (“Rosenberg Equities”)” are hereby deleted in their entirety.

The table in the section of the Prospectus entitled “Who Manages the Portfolio — Sub-Adviser: AXA Rosenberg Investment Management LLC (“Rosenberg Equities”)” is amended to include the following information:

Name	Title	Date Began Managing the Portfolio
Anubhuti Gupta	Director of Asia and Head of Portfolio Management for Asia	September 2018

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